THE ADVISORS’ INNER CIRCLE FUND II

(the “Trust”)

Kopernik Global All-Cap Fund

(the “Fund”)

Supplement dated January 21, 2021 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective as of the close of business on March 31, 2021, the Fund will be closed to certain new investments because Kopernik Global Investors, LLC (the “Adviser”), the Fund’s investment adviser, believes that carefully managing the Fund’s capacity provides the opportunity to continue to invest in the most attractively priced companies it can find and maintain the ability to take advantage of investments across different markets, countries, industry/sectors, and across the market capitalization spectrum.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new investments in the Fund may only be made by those investors within the following categories:

•	Direct shareholders of the Fund as of March 31, 2021 and the date of the new investment;
•	Participants in qualified retirement plans that offer shares of the Fund as an investment option as of March 31, 2021; and
•	Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

The Fund reserves the right to modify the above criteria, suspend all sales of new shares or reject any specific purchase order for any reason.

Please retain this supplement for future reference.

KGI-SK-006-0200